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                                                                 EXHIBIT 10.33.1


[FIRST UNION LOGO]

                                December 12, 1997

KNOLOGY Holdings, Inc.
312 West 8th Street
West Point, Georgia 31833

Attention: James K. McCormick, Chief Financial Officer

     Re:  Commitment Extension Letter for Arrangement of Facility and Financing

Dear Mr. McCormick:

        This letter (the "Commitment Extension Letter") amends and supplements the Commitment Letter, Term Sheet and Fee letter (collectively, the "Commitment Documents") from First Union National Bank ("First Union") to KNOLOGY Holdings, Inc., dated as of October 15, 1997. Except as expressly amended and supplemented by this Commitment Extension Letter, all of the terms, conditions and provisions of each Commitment Document shall remain in full force and effect. Capitalized terms used herein without definition shall have the meanings given to them in the Commitment Documents.

        The term of the commitment of First Union more fully described in the Commitment Documents is hereby extended until 5:00 p.m. on January 30, 1997. The commitment of First Union under the Commitment Documents shall terminate at such time if the Facility is not closed prior to such time.

        Except as required by applicable law, this letter and the contents hereof shall not be disclosed by you to any third party without the prior consent of First Union and Capital Markets, other than to your attorneys, financial advisors and accountants, or as part of disclosure material pertaining to any offering of securities by KNOLOGY Holdings, Inc. or any Borrower, in each case to the extent necessary in your reasonable judgment.

        This letter may be executed in counterparts which, taken together, shall constitute an original. No party has been authorized by First Union or Capital Markets to make any oral or written statements inconsistent with this letter.

        THIS LETTER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.


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        If you are in agreement with the foregoing, please execute the enclosed copy of this Commitment Extension Letter no later than the close of business on December 15, 1997. This Commitment Extension Letter shall terminate if not so accepted by you prior to that time.

                                          Very truly yours,

                                          FIRST UNION NATIONAL BANK

                                          By:             /s/ Mark M. Harden
                                                         ------------------
                                          Name:           MARK M. HARDEN
                                          Title:          VICE PRESIDENT

                                          FIRST UNION CAPITAL MARKETS CORP.

                                          By:             /s/ Robert E. Healy
                                                          -------------------
                                          Name:           ROBERT E. HEALY
                                          Title:          M.D.



COMMITMENT ACCEPTED AND AGREED TO
THIS 15 DAY OF December, 1997:

KNOLOGY Holdings, Inc.

By:          /s/ James K. McCormick
            ----------------------
Name:        JAMES K. MCCORMICK
Title:       CFO/Secretary